UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 16, 2003

                                Columbia Bancorp
               (Exact Name of Registrant as Specified in Charter)

         Maryland                   000-24302                52-1545782
(State or Other Jurisdiction     (Commission File          (IRS Employer
     of Incorporation)               Number)             Identification No.)

              7168 Columbia Gateway Drive, Columbia, Maryland 21046
               (Address of Principal Executive Offices)    (ZIP Code)

        Registrant's telephone number, including area code (410) 423-8000


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Item 12. Results of Operations and Financial Condition

      The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition":

      On October 16, 2003 Columbia Bancorp issued a press release reporting third quarter 2003 financial results. The press release is attached hereto as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

      Exhibit      Description
      -------      -----------

      99.1         Press Release issued October 16, 2003

                         [Signature on following page.]


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                COLUMBIA BANCORP

                                                /s/ John A. Scaldara, Jr.
                                                --------------------------------
                                                Name:  John A. Scaldara, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer
                                                       and Secretary

Date: October 16, 2003


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

                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------

99.1        Press Release issued October 16, 2003